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                                                                    EXHIBIT 23.2

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated September 3, 1997 included in Zale Corporation's Form 10-K for the year ended July 31, 1997 and to all references to our Firm included in this registration statement.

                                       /s/ ARTHUR ANDERSEN LLP
                                       -------------------------------
                                           ARTHUR ANDERSEN LLP

Dallas, Texas
January 26, 1998